NUVEEN MULTI-STRATEGY CORE BOND FUND

SUPPLEMENT DATED JANUARY 1, 2011

TO THE SUMMARY PROSPECTUS DATED JANUARY 30, 2010

Effective January 1, 2011, Nuveen Asset Management, the fund’s investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the fund’s sub-adviser, and the fund’s portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the fund from the fund’s management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Timothy A. Palmer, Jeffrey J. Ebert and Marie A. Newcome have been named portfolio managers of the fund, succeeding Andrew Stenwall, Wassim Abourjeili, Christian Romon, Emmanuel Labrinos and Steven Lee, who are no longer portfolio managers of the fund.

Mr. Palmer, CFA, is a Managing Director at Nuveen Asset Management, LLC. He entered the financial services industry in 1986 and joined FAF Advisors, Inc. (“FAF”) in 2003. Mr. Ebert, CFA, is a Senior Vice President at Nuveen Asset Management, LLC. He entered the financial services industry with FAF in 1991. Ms. Newcome, CFA, is a Vice President at Nuveen Asset Management, LLC. She entered the financial services industry in 1992 and joined FAF in 2004. Mr. Palmer, Mr. Ebert and Ms. Newcome joined Nuveen Asset Management, LLC on January 1, 2011, in connection with the firm’s acquisition of a portion of FAF’s asset management business.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-MSI-0111P